MVC CAPITAL, INC.




                        5,000,000 Shares of Common Stock

                            Par Value $0.01 Per Share



                             UNDERWRITING AGREEMENT



























February 22, 2007


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                             UNDERWRITING AGREEMENT

                                                               February 22, 2007

UBS Securities LLC
Bear, Stearns & Co. Inc.
As Representatives of the several Underwriters named in SCHEDULE A c/o UBS Securities LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

         MVC Capital, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), proposes to issue and sell to the underwriters named in SCHEDULE A annexed hereto (the "UNDERWRITERS"), for which UBS Securities LLC ("UBS") and Bear, Stearns & Co. Inc. (together, the "REPRESENTATIVES") are acting as Representatives, an aggregate of 5,000,000 shares of common stock (the "FIRM SHARES"), par value $0.01 per share (the "COMMON STOCK"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 750,000 shares of Common Stock (the "ADDITIONAL SHARES"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "SHARES." The Shares are described in the Prospectus which is referred to below.

         The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "ACT"), and in accordance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "INVESTMENT COMPANY ACT"), with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form N-2 (File No. 333-125953) under the Act (the "REGISTRATION STATEMENT"), including a prospectus relating to the Shares. Such registration statement has become effective under the Act.

         Except where the context otherwise requires, "REGISTRATION STATEMENT," as used herein, means the registration statement, as amended at the time of the effectiveness of such registration statement, including any post-effective amendment thereto, for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the "EFFECTIVE TIME"), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 497 under the Act, to the extent such information is deemed, pursuant to Rule 430A, Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

         The Company has furnished to you, for use by the Underwriters and by dealers named in a document provided to the Company (the "dealers") in connection with the offering of the Shares, copies of one or more preliminary prospectus supplements, relating to the Shares. Except where the context
otherwise     requires,   "PRE-PRICING    PROSPECTUS,"  as   used herein,  means


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each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, "BASIC PROSPECTUS," as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

         Except where the context otherwise requires, "PROSPECTUS SUPPLEMENT," as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 497 under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.

         Except where the context otherwise requires, "PROSPECTUS," as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

         "DISCLOSURE PACKAGE," as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case used at or before the date of this Agreement, if any, and the information set forth in Schedule B.

         As used in this Agreement, "BUSINESS DAY" shall mean a day on which the New York Stock Exchange (the "NYSE") is open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term "or," as used herein, is not exclusive.

         The Tokarz Group  Advisers LLC, a Delaware  limited  liability  company
("TTG" or the "INVESTMENT ADVISER"), acts as the Company's investment adviser pursuant to an Investment Advisory and Management Agreement by and between the Company and the Investment Adviser, dated as of October 31, 2006 (the "INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT"). U.S. Bank National Association acts as the custodian (the "CUSTODIAN") of the Company's cash and portfolio assets pursuant to a Custodian Agreement by and between the Company and the Custodian, dated as of November 23, 2004 (the "CUSTODIAN AGREEMENT"). Computershare Ltd. (f/k/a EquiServe) acts as the Company's transfer agent, registrar and dividend disbursing agent (the "TRANSFER AGENT") pursuant to a Transfer Agency Letter Agreement by and between the Company and the Transfer Agent, dated as of June 21, 2002 (the "TRANSFER AGENCY LETTER AGREEMENT"). U.S. Bancorp Fund Services, LLC acts as the administrator of the Company (the "ADMINISTRATOR") pursuant to a Fund Administration Servicing Agreement by and among the Company, MVC Financial Services, Inc. ("MVCFS") and the Administrator, dated as of February 21, 2006 (the "FUND ADMINISTRATION SERVICING AGREEMENT"). Guggenheim Corporate Funding, LLC acts as the Company's administrative agent (the "ADMINISTRATIVE AGENT") pursuant to a Credit Agreement by and among the Company, MVCFS and the Administrative Agent, dated as of April 27, 2006 (the "CREDIT AGREEMENT"). In addition, the Company has adopted a dividend reinvestment plan (the "DIVIDEND REINVESTMENT

PLAN") pursuant to which holders of Shares have their dividends automatically reinvested in additional shares of Common Stock of the Company, unless such holders elect otherwise.

         On December 7, 1999, Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 (File No. 814-00201) (the "NOTIFICATION OF ELECTION") was filed with the Commission under the Investment Company Act, pursuant to which the Company elected to be treated as a business development company ("BDC"). Commencing with its taxable year ended October 31, 2000, the Company has elected to be treated, and, to its knowledge, has qualified to be treated, as a regulated investment company ("RIC") (within the meaning of Section 851(a) of the Internal Revenue Code of 1986, as amended (the "CODE")).

         The Company, the Investment Adviser and the Underwriters agree as follows:

      1. SALE AND PURCHASE. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in SCHEDULE A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of $16.25 per Share (the "PURCHASE PRICE"). The Company is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.

         In addition, the Company hereby grants to the several Underwriters the option (the "OVER-ALLOTMENT OPTION") to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the Purchase Price to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "ADDITIONAL TIME OF PURCHASE"); PROVIDED, HOWEVER, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on SCHEDULE A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof.

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      2. PAYMENT AND DELIVERY. Payment of the Purchase Price for the Firm Shares
shall be made by the Underwriters to the Company by a Federal Funds wire transfer against delivery of such Firm Shares or certificates for the Firm Shares, if any, to UBS through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on the third business day following the date of this Agreement (unless another date shall be agreed to by the Representatives and the Company or unless terminated in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "TIME OF PURCHASE." Electronic transfer of the Firm Shares shall be made to you at the Time of Purchase in such names and in such denominations as you shall specify.

         Payment of the Purchase Price for the Additional Shares shall be made at the Additional Time of Purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the Additional Time of Purchase in such names and in such denominations as you shall specify.

         Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of Clifford Chance US LLP at 31 West 52nd Street, New York, NY 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE INVESTMENT ADVISER. Each of the Company and the Investment Adviser jointly and severally represents and warrants to each Underwriter as follows:

          (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or the Prospectus Supplement, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission;

          (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Time of Purchase, each Additional Time of Purchase, if any, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act and the Investment Company Act; the conditions to the use of Form N-2 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the

      Commission, and complies as of the date hereof, in all material respects with the requirements of the Act and the Investment Company Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the Time of Purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the Time of Purchase, each Additional Time of Purchase, if any, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the Time of Purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the Time of Purchase, each Additional Time of Purchase, if any, and at all times during which a prospectus is required by the Act to be delivered in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the Time of Purchase, the latest Additional Time of Purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered in connection with any sale of Shares did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, or the Prospectus;

          (c) as of the date of this  Agreement,  the Company has an  authorized

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      and  outstanding  capitalization  as  set  forth  in  the  section  of the
      Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled "Description of Securities" and as set forth in the section of the Prospectus Supplement entitled "Capitalization," and, as of the Time of Purchase and any Additional Time of Purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the section of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled "Description of Securities" and as set forth in the section of the Prospectus Supplement entitled "Capitalization"; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE;

          (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

          (e) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either
      (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or (iii) result in the delisting of shares of Common Stock from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i),
      (ii) and (iii) being herein referred to as a "MATERIAL  ADVERSE  EFFECT");

          (f) the Company has no subsidiaries other than MVCFS, MVC Partners LLC, MVC Global LLC and MVC Europe LLC (collectively, the "SUBSIDIARIES"); accordingly, entities of which the Company holds equity and debt investments in its investment portfolio are not Subsidiaries; the Company owns all of the issued and outstanding ownership interests of each of the Subsidiaries; complete and correct copies of the certificates of incorporation or formation, bylaws or other organizational documents of the Company and each Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the Time of Purchase or, if later, any Additional Time of Purchase; each Subsidiary has been duly formed or incorporated and is validly existing in good standing under the laws of the jurisdiction of its formation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation or limited liability company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding ownership interests of the Subsidiaries have been duly authorized and
      validly  issued,   and,  if  corporate   entities,   are  fully  paid  and
      non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

          (g) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor by the Underwriters as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered against payment therefor by the Underwriters as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's certificate of incorporation or bylaws or any agreement or other instrument to which the Company is a party;

          (h) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus; and the certificates for the Shares, if any, are in due and proper form;

          (i) this Agreement has been duly authorized, executed and delivered by the Company;

          (j) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its certificate of incorporation or bylaws or certificate of formation or limited liability company agreement, as applicable, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties, except with respect to clause (C), to the extent such violations, individually or in the aggregate, would not have a Material Adverse Effect;

          (k) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the certificate of incorporation or bylaws or certificate of formation or limited liability company agreement, as applicable, of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or other loan or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;

          (l) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD");

          (m) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

          (n)  each of the  Company  and  the  Subsidiaries  has  all  necessary
      licenses,  authorizations,   consents  and  approvals  and  has  made  all
      necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to do so would not have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

          (o) there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

          (p) Ernst & Young, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

          (q) the consolidated financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position and the investments of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders' equity and net assets of the Company for the periods specified and have been prepared in compliance with the requirements of the Act in all material respects, and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 10 of Regulation S-K under the Act, to the extent applicable;

          (r) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been, except as otherwise disclosed in the Pre-Pricing Prospectus, (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

          (s) the Company has obtained for the benefit of the Underwriters the agreement (a "LOCK-UP AGREEMENT"), in the form set forth as EXHIBIT A hereto, of each of its directors and "OFFICERS" (within the meaning of Rule 16a-1(f) under the Exchange Act) and each stockholder named in EXHIBIT A-1 hereto;

          (t) the Company and each of the Subsidiaries owns each of its portfolio investments described in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, other than those described in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, except where such liens, claims, security interests or other encumbrances, individually or in the aggregate, would not have a Material Adverse Effect;

          (u) each of the Company and the Subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the "INTELLECTUAL PROPERTY"), and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property; neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary;

          (v) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company's knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

          (w) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company's knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "ENVIRONMENTAL LAW" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "HAZARDOUS MATERIALS" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

          (x) the Company and each of its Subsidiaries have filed on a timely basis (including all valid extensions) all material
      tax     returns      required    to       be     filed     through     the
      date hereof, and all such tax returns are true, correct and complete in all material respects; the Company and each of its Subsidiaries have paid all material taxes required to be paid, and have properly provided for all taxes not yet due or payable on the consolidated books of the Company; no tax deficiency has been determined adversely to the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiencies that would have a Material Adverse Effect; the Company's ability to use its capital loss carryovers (within the meaning of Section 1212 of the Code) is not currently limited by the provisions of Sections 382 or 383 of the Code, and the Company's ability to use its capital loss carryovers will not be limited by the provisions of Sections 382 or 383 of the Code as a result of the Company's issuance of the Shares pursuant to this Agreement;

          (y) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the Time of Purchase and each Additional Time of Purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance, or obtain comparable coverage, as and when such insurance expires;

          (z) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, and the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement;

          (aa) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
      (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (bb) the Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the individual who performs the functions of a principal executive officer and the individual who performs the functions of a principal financial officer, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all material weaknesses, if any, in internal controls have been identified to the Company's independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the individual who performs the functions of a principal executive officer and the individual who performs the functions of a principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company's directors and officers, in their capacity as directors and officers, are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

          (cc) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

          (dd) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries has made any unlawful payment in violation of the Foreign Corrupt Practices Act of 1977, as amended (the "FOREIGN CORRUPT PRACTICES ACT"), to the extent applicable to the Company and its Subsidiaries;

          (ee) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS"), to the extent such requirements, statutes, rules, regulations and guidelines are, with respect to the Money Laundering Laws, applicable to the Company and its Subsidiaries; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority to which the Company or any of the Subsidiaries is a party, to the Company's knowledge, is pending or threatened;

          (ff) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is a prohibited person or entity under any U.S. sanctions programs administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"), to the extent applicable to the Company and its Subsidiaries; and the Company will not knowingly directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity in a manner that would violate any U.S. sanctions programs administered by OFAC;

          (gg) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;

          (hh) the issuance and sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of the Company;

          (ii) the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE;

          (jj) neither the Company nor any of the Subsidiaries has taken, directly or indirectly, any action designed, or which has constituted or would cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; to the best of the Company's knowledge, neither the directors, officers, affiliates (as defined in the Act) or control persons (as defined in the Act) of the Company and its Subsidiaries has taken, directly or indirectly, any action designed, or which has constituted or would cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (kk) to the Company's knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus;

          (ll) (A) the Company has duly elected to be regulated by the Commission as a BDC under the Investment Company Act, and no order of suspension or revocation has been issued or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission; such election is effective; (B) the provisions of the Company's certificate of incorporation and bylaws and the investment objectives, policies and restrictions described in the most recent Pre-Pricing Prospectus and the Prospectus, assuming they are implemented as described, will comply in all material respects with the requirements of the Investment Company Act; and
      (C) the Company is operated in a manner so as to be compliant in all material respects with the provisions of the Investment Company Act applicable to BDCs;

          (mm) to the best of the Company's knowledge, when the Notification of Election was filed with the Commission, it (a) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of the Investment Company Act and
      (b) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (nn) the Custodian Agreement, the Transfer Agency Letter Agreement and the Fund Administration Servicing Agreement have been duly and validly authorized, executed and delivered by the Company and none of such agreements violate any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"); and

          (oo) the Company elected to be treated as a RIC under the Code commencing with its taxable year ended October 31, 2000, and its proposed method of operations as described in the Pre-Pricing Prospectus and the Prospectus, to the Company's knowledge, will enable the Company to continue to qualify as a RIC under the Code; the Company intends to direct the proceeds of the sale of the Shares in such a manner as to enable the Company to qualify as a RIC under the Code.

         In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

      4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  INVESTMENT  ADVISER.   The
Investment Adviser represents and warrants to each of the Underwriters that:

          (a) the Investment Adviser has been duly organized and is validly existing as a limited liability company under the laws of the State of Delaware, with full power and authority to conduct all of the activities conducted by it, to own, lease or operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus;

          (b) the Investment Adviser is duly qualified to do business and in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in a Material Adverse Effect;

          (c) the Investment Adviser is (i) duly registered as an investment adviser under the Advisers Act, and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Company as contemplated by the Investment Advisory and Management Agreement, the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus;

          (d) this Agreement and the Investment Advisory and Management Agreement have been duly and validly authorized, executed and delivered by the Investment Adviser; this Agreement and the Investment Advisory and Management Agreement do not violate any of the applicable provisions of the Investment Company Act or the Advisers Act;

          (e) neither (i) the execution and delivery by the Investment Adviser of this Agreement or the Investment Advisory and Management Agreement nor
      (ii) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations herein or therein will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which, with notice, lapse of time or both, would reasonably be expected to result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Investment Adviser pursuant
      to) (A) the organizational documents of the Investment Adviser, (B) any material agreement to which it is a party or by which any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority, or (E) any decree, judgment or order applicable to the Investment Adviser or its properties;

          (f) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority is required for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under this Agreement or the Investment Advisory and Management Agreement, except (i) such as have been obtained under the Act, the Investment Company Act, or the Advisers Act, (ii) such as may be required by the NYSE or under state securities or blue sky laws, and (iii) to the extent such failures to procure such approval, authorization, consent or order, individually or in the aggregate, would not have a Material Adverse Effect;

          (g) the description of the Investment Adviser and its business and the statements attributable to the Investment
      Adviser    in     the      Registration     Statement,      the       Pre-

      Pricing Prospectuses and the Prospectus comply with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

          (h) except as disclosed in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or threatened against or affecting the Investment Adviser of a nature required to be disclosed in the Registration Statement, the Pre-Pricing Prospectuses or Prospectus or that might result in any Material Adverse Effect or affect the ability of the Investment Adviser to fulfill its obligations under the Investment Advisory and Management Agreement; and

          (i) except for stabilization activities conducted by the Underwriters, Share repurchases and the issuance or purchase of Shares pursuant to the Company's Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Company as set forth in the Prospectus, the Investment Adviser has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock in violation of applicable federal securities laws.

         In addition, any certificate signed by any officer of the Investment Adviser and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Investment Adviser, as to matters covered thereby, to each Underwriter.

      5. CERTAIN COVENANTS OF THE COMPANY AND THE INVESTMENT ADVISER. The Company and the Investment Adviser hereby agree as follows; provided, however, that Section 5(l) shall be the sole obligation of the Company:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale (i) under U.S. federal securities laws and to maintain such qualifications in effect so long as you may request for the distribution of the Shares and (ii) under the securities laws of such other jurisdictions as you may reasonably designate and to use our best efforts to maintain such qualifications in effect so long as you may request for the distribution of the Shares; PROVIDED, HOWEVER, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as reasonably practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

          (c) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing or by electronic communication, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 497 under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

          (d) if, at any time during the period when a prospectus is required by the Act to be delivered in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) as soon as reasonably practicable to file with the Commission a new registration statement under the Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such registration statement or post-effective amendment to which you shall reasonably object in writing, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and
      (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus;

          (e) if, at any time during the period when a prospectus is required by the Act to be delivered in connection with any sale of Shares, to advise you promptly, and, if requested, confirming such advice in writing or by electronic communication, of any request by the Commission for amendments or supplements to the Registration

      Statement, any Pre-Pricing Prospectus, or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

          (f) subject to Section 5(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered in connection with any sale of Shares;

          (g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

          (h) to make generally available to its security holders, and to deliver to you upon your written request, an earning statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than 20 days after the termination of such twelve-month period;

          (i) to furnish to you one copy for each Representative and one copy for Underwriters' counsel copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (j) to furnish to you as early as practicable prior to the Time of Purchase and any Additional Time of Purchase, as
      the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to
      Section 7(b) hereof;

          (k) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus Supplement;

          (l) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on the NYSE or any securities exchange and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other reasonable disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of the Custodian or of the Transfer Agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company's other obligations hereunder, PROVIDED THAT, except as provided in this
      Section 5(l) and Section 6, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the Shares made by the Underwriters outside the public offering contemplated by Section 2 of this Agreement;

          (m) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus Supplement
      (the "LOCK-UP  PERIOD"),  without  the  prior  written   consent  of   UBS
      and Bear, Stearns & Co. Inc., not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
      Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company issued by the Company, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; PROVIDED, HOWEVER, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(m) shall continue to apply until the expiration of the date that is fifteen
      (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

          (n) prior to the Time of Purchase or any Additional Time of Purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, (i) without your prior consent, which consent shall not be unreasonably withheld in the case of such communications that are subject to Rule 482 of the Act, and (ii) without your prior review in the case of all other communications that are not subject to Rule 482 of the Act;

          (o) not, at any time during the period when a prospectus is required by the Act to be delivered in connection with the sale of Shares, to, directly or indirectly, offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

          (p) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (q) to use its best efforts to cause the Shares to be listed on the NYSE;

          (r) if, at any time during the period when a prospectus is required by the Act to be delivered in connection with the sale of Shares, to maintain a custodian and an administrative agent, which may include the Company and/or the Adviser, for the Company and a transfer agent and, if necessary, a registrar for the Common Stock;

          (s) to use its commercially reasonable efforts to maintain its status as a BDC under the Investment Company Act; PROVIDED, HOWEVER, (i) the Company may cease to be, or withdraw its election as a BDC under the Investment Company Act, with the approval of its board of directors and a vote of its stockholders as required by Section 58 of the Investment Company Act, or a successor provision and (ii) the Company may spin-off one or more Subsidiaries that would not operate as BDCs; and

          (t) to operate in a manner so as to enable the Company to qualify as a RIC under the Code for each taxable year during which it elects to be treated as a BDC under the Investment Company Act; PROVIDED, HOWEVER, one or more Subsidiaries may not operate in a manner so as to enable them to qualify as a RIC.

      6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(l) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel incurred in connection with this Agreement.

      7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the Time of Purchase and, if applicable, at the Additional Time of Purchase, opinions of Schulte, Roth & Zabel LLP and Wildman, Harrold, Allen & Dixon LLP, counsel for the Company, addressed to the Underwriters, and dated the Time of Purchase or the Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to the counsel to the Representatives, in substantially the form set forth in EXHIBIT B hereto.

          (b) You shall have received from Ernst & Young letters dated the date of this Agreement, the date of the Prospectus Supplement, the Time of Purchase and, if applicable, the Additional Time of Purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus.

          (c) You shall have received at the Time of Purchase and, if applicable, at the Additional Time of Purchase, the favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated the Time of Purchase or the Additional Time of Purchase, as the case may be.

          (d) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have reasonably objected in writing.

          (e) The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 497 under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

          (f) Prior to and at the Time of Purchase, and, if applicable, the Additional Time of Purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
      (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) The Company will, at the Time of Purchase and, if applicable, at the Additional Time of Purchase, deliver to you a certificate of its principal executive and financial officers, dated the Time of Purchase or the Additional Time of Purchase, as the case may be, in the form attached as EXHIBIT C hereto.

          (h) You shall have received each of the signed Lock-Up Agreements referred to in Section 5(m) hereof, and each such Lock-Up Agreement shall be in full force and effect at the Time of Purchase and the Additional Time of Purchase, as the case may be.

          (i) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, and the Prospectus as of the Time of Purchase and, if applicable, the Additional Time of Purchase, as you may reasonably request.

          (j) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Time of Purchase or the Additional Time of Purchase, as the case may be.

          (k) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting terms and arrangements, contemplated hereby.

      8. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ Stock Market; (B) a suspension or material limitation in trading in the Company's securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or
(E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, and the Prospectus, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the

Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

         If the Representatives elect to terminate this Agreement as provided in this Section 8, the Company and each other Underwriter shall be notified promptly in writing.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(l), 6 and 10 hereunder).

      9. INCREASE IN UNDERWRITERS' COMMITMENTS. Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in SCHEDULE A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Time of Purchase for a period not exceeding five business days in order that any required changes, if any, to the Registration Statement and the Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in SCHEDULE A hereto.

         If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of
the        total        number       of        Firm       Shares    which    all

Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      10. INDEMNITY AND CONTRIBUTION.

          (a) Each of the Company and the Investment Adviser agrees jointly and severally, to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of any investigation incurred in connection therewith) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; provided, however, that, subject to applicable provisions of the Investment Company Act, if any, the Company shall not be responsible under this Section 10 for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the bad faith, gross negligence or willful misconduct of the Underwriter in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

          (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, the Investment Adviser, their respective directors and officers, and any person who controls the Company or the Investment Adviser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of any investigation incurred in connection therewith) which, jointly or severally, the Company or the Investment Adviser or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

          (c) If any  action,  suit or  proceeding  (each,  a  "PROCEEDING")  is brought against a person (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought against the Company, the Investment Adviser or an Underwriter (as applicable, the "INDEMNIFYING PARTY") pursuant to subsection (a) or (b), respectively, of this
      Section 10, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 10(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

          (d) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
      Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the

      Company and the Investment Adviser on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Investment Adviser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Investment Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (e) The Company, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
      Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

          (f)  The  indemnity  and  contribution  agreements  contained  in this
      Section 10 and the covenants, warranties and representations of the Company and the Investment Adviser contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or
      Section 20 of the Exchange Act, or by or on behalf of the Company or the Investment Adviser, or their directors, officers, managers or members or any person who controls them within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and the Investment Adviser (on the one hand) and each Underwriter (on the other) agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors or the Investment Adviser in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, or the Prospectus.

      11. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in a letter in the form attached hereto as Schedule C constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 10 hereof.

      12. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the Representatives, c/o UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 287 Bowman Avenue, Purchase, NY 10577, Attention: Jaclyn Shapiro-Rothchild, Vice President/Secretary.

      13. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("CLAIM"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

      14. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Investment Adviser consents to the jurisdiction of such courts and personal service with respect thereto. The Company and the Investment Adviser hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. To the extent permitted by law, each Underwriter, the Investment Adviser and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Investment Adviser agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Investment Adviser and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

      15. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

      16. NO FIDUCIARY RELATIONSHIP. The Company and the Investment Adviser hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities. The Company and the Investment Adviser further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or to the Investment Adviser or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company's securities, either before or after the date hereof. To the extent permitted by law, the Underwriters hereby expressly disclaim any fiduciary obligations to the Company and the Investment Adviser, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Investment Adviser hereby confirm their understanding and agreement to that effect. The Company the Investment Adviser and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or the Investment Adviser regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company.

      17. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

      18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

      19. MISCELLANEOUS. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

         If the foregoing correctly sets forth the understanding the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company, the Investment Adviser and the Underwriters, severally.


                                  Very truly yours,

                                  MVC CAPITAL INC.


                                  By:/s/ Jaclyn Shapiro
                                     ---------------------------------------
                                     Name:  Jaclyn Shapiro
                                     Title: Vice President and Secretary



                                  THE TOKARZ GROUP ADVISERS LLC


                                  By:/s/ Jaclyn Shapiro
                                     ---------------------------------------
                                     Name:  Jaclyn Shapiro
                                     Title: Vice President

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in SCHEDULE A

UBS SECURITIES LLC
BEAR, STEARNS & CO. INC.
As Representatives of the several Underwriters named in Schedule A

By: UBS SECURITIES LLC


By:/s/ Halle J. Benett
   ---------------------------------------
   Name:  Halle J. Benett
   Title: Managing Director


By:/s/ Christopher Gastelu
   ---------------------------------------
   Name:  Christopher Gastelu
   Title: Executive Director


By: BEAR, STEARNS & CO. INC.


By:/s/ Stephen Parish
   ---------------------------------------
   Name:  Stephen Parish
   Title: Senior Managing Director

                                   SCHEDULE A

                                                                 Number of Firm
Underwriter                                                          Shares
-------------------------------------------------------          --------------
UBS Securities LLC.....................................             1,812,500
Bear, Stearns & Co. Inc................................             1,812,500
RBC Capital Markets Corporation........................               625,000
Imperial Capital, LLC..................................               500,000
Morgan Joseph & Co. Inc................................               250,000
                                                           -------------------
     Total.............................................             5,000,000
                                                           ===================